UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 31, 2020
__________________
FEDERAL HOME LOAN BANK OF SAN FRANCISCO
(Exact name of registrant as specified in its charter)
__________________

Federally chartered corporation	000-51398	94-6000630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Bush Street, Suite 2700
San Francisco, CA 94104
(Address of principal executive offices, including zip code)

(415) 616-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
__________________

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 6, 2020, the Federal Home Loan Bank of San Francisco announced that Greg Seibly, President and Chief Executive Officer, has given notice of his resignation effective February 28, 2020. The Board of Directors has named Stephen P. Traynor, Executive Vice President and Chief Banking Officer, as Acting President and Chief Executive Officer, effective upon Mr. Seibly’s resignation.

The Board of Directors will be conducting a search for a successor President and Chief Executive Officer.

Mr. Traynor, 63, is currently serving as Executive Vice President, Chief Banking Officer, and has held the position of Chief Banking Officer since 2017. Mr. Traynor previously served as Senior Vice President, Member Financial Services and Community Investment, from July 2004 to March 2017. He joined the Bank in 1995 as Assistant Treasurer and was promoted to Senior Vice President, Sales and Marketing, in October 1999. Mr. Traynor earned both a B.A. and an M.A. from Case Western Reserve University.

In addition to his role as Acting President and Chief Executive Officer, Mr. Traynor will retain his current responsibilities as Chief Banking Officer. Since January 1, 2019, the Bank has not engaged in any transactions with Mr. Traynor or any members of his immediate family that require disclosure under applicable rules and regulations. There are no family relationships between Mr. Traynor and any of the Bank’s directors or executive officers, and there are no arrangements or understandings between Mr. Traynor and any other person pursuant to which he was designated as Acting President and Chief Executive Officer of the Bank. Compensation relating to Mr. Traynor’s service  as Acting President and CEO are being finalized and will be disclosed by the Bank when available.

A copy of the news release is furnished as Exhibit 99.1 to this report. The information contained in Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure.

On February 6, 2020, the Federal Home Loan Bank of San Francisco announced that Greg Seibly, President and Chief Executive Officer, has given notice of his resignation effective February 28, 2020. The news release announcing Mr. Seibly’s resignation is hereby incorporated into this Item 7.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

	99.1	News Release, dated February 6, 2020, issued by the Federal Home Loan Bank of San Francisco

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of San Francisco

Date: February 6, 2020	By:	/s/ Suzanne Titus-Johnson
Suzanne Titus-Johnson Executive Vice President, Chief Legal Officer and General Counsel